Exhibit 99.1

STRICTLY PRIVATE AND CONFIDENTIAL Investor Presentation M a y 2020 HBT Financial, Inc.

Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements. Forward-looking statements may include statements relating to our future plans, strategies and expectations, as well as the economic impact of COVID-19 and the related impacts on our future financial results, near-term loan growth, net interest margin, mortgage banking profits, wealth management fees, expenses, asset quality, capital levels and continued earnings. Forward looking statements are generally identifiable by use of the words ‘‘believe,’’ “may,” “will,” “should,” “could,” “expect,” “estimate,” “intend,” “anticipate,” “project,” “plan” or similar expressions. Forward looking statements are frequently based on assumptions that may or may not materialize and are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause actual results to differ materially from the results anticipated or projected and which could materially and adversely affect our operating results, financial condition or prospects include, but are not limited to: the severity, magnitude and duration of the COVID-19 pandemic; the direct and indirect impacts of the COVID-19 pandemic and governmental responses to the pandemic on our operations and our customers’ businesses; the disruption of global, national, state and local economies associated with the COVID-19 pandemic, which could affect our capital levels and earnings, impair the ability of our borrowers to repay outstanding loans, impair collateral values and further increase our allowance for credit losses; our asset quality and any loan charge-offs; the composition of our loan portfolio; time and effort necessary to resolve nonperforming assets; environmental liability associated with our lending activities; the effects of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin, our investments, and our loan originations, and our modelling estimates relating to interest rate changes; our access to sources of liquidity and capital to address our liquidity needs; our inability to receive dividends from the chartered banks we own (the “Banks”), pay dividends to our common stockholders or satisfy obligations as they become due; the effects of problems encountered by other financial institutions; our ability to achieve organic loan and deposit growth and the composition of such growth; our ability to attract and retain skilled employees or changes in our management personnel; any failure or interruption of our information and communications systems; our ability to identify and address cybersecurity risks; the effects of the failure of any component of our business infrastructure provided by a third party; our ability to keep pace with technological changes; our ability to successfully develop and commercialize new or enhanced products and services; current and future business, economic and market conditions in the United States generally or in Illinois in particular; the geographic concentration of our operations in the State of Illinois; our ability to effectively compete with other financial services companies and the effects of competition in the financial services industry on our business; our ability to attract and retain customer deposits; our ability to maintain our Banks’ reputations; possible impairment of our goodwill and other intangible assets; the impact of, and changes in applicable laws, regulations and accounting standards and policies; our prior status as an “S Corporation” under the applicable provisions of the Internal Revenue Code of 1986, as amended; possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations; the effectiveness of our risk management and internal disclosure controls and procedures; market perceptions associated with certain aspects of our business; the one-time and incremental costs of operating as a standalone public company; our ability to meet our obligations as a public company, including our obligations under Section 404 of Sarbanes-Oxley; and damage to our reputation from any of the factors described above or elsewhere in this presentation. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update any forward-looking statement in the future, or to reflect circumstances and events that occur after the date on which the forward-looking statement was made. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. While HBT Financial, Inc. (“HBT” or the “Company”) believes these are useful measures for investors, they are not presented in accordance with GAAP. You should not consider non-GAAP measures in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Because not all companies use identical calculations, the presentation herein of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Tax equivalent adjustments assume a federal tax rate of 21% and state income tax rate of 9.50% during the three months ended March 31, 2020 and years ended December 31, 2019 and 2018, a federal tax rate of 35% and state income tax rate of 8.63% for the year ended December 31, 2017, and a federal tax rate of 35% and state income tax rate of 7.75% for the year ended December 31, 2016. For a reconciliation of the non-GAAP measures we use to the most comparable GAAP measures, see the Appendix to this presentation. 1

Company snapshot

Overview

- ✓ Company incorporated in 1982 from base of family-owned banks and completed its IPO in October 2019
- ✓ Headquartered in Bloomington, IL, with operations in Central Illinois and the Chicago MSA
- ✓ Leading market position in majority of core mid-sized markets in Central Illinois
- ✓ Strong deposit franchise with 23bps cost of deposits, 99% core deposits[2]
- ✓ Conservative credit culture, with 4bps NCOs on originated loans in 2019[3]
- ✓ High profitability sustained through cycles

Loan composition



Municipal, consumer & other 5%
C&I 14%
Commercial
CRE–Owner occupied 11%
Agricultural & farm land 11%
CRE–Non-owner occupied 25%
Regulatory CRE
C&D 11%
Multi-family 8%
1-4 Family residential 15%

Deposit composition



Time 12%
Noninterest-bearing demand 25%
Interest-bearing demand 30%
Money Market 17%
Savings 16%

Financial highlights

$mm		2017	2018	2019	1Q20
Balance sheet	Total assets	$3,313	$3,250	$3,245	$3,213
	Total gross loans, HFI[1]	2,116	2,144	2,164	2,133
	Total deposits	2,856	2,796	2,777	2,730
	% Core deposits[2]	98.5%	98.7%	98.4%	99.0%
	Loans-to-deposits	74.1%	76.7%	77.9%	78.1%
Key performance indicators	Adjusted ROAA[4]	1.20%	1.55%	1.78%	1.05%
	Adjusted ROATCE[4]	13.0%	16.7%	18.3%	10.7%
	Cost of deposits	0.17%	0.21%	0.29%	0.23%
	NIM[5]	4.01%	4.25%	4.38%	4.06%
	Yield on loans	5.09%	5.35%	5.51%	5.16%
	Efficiency ratio[5]	57.7%	54.3%	53.1%	63.2%
Credit & capital	NCOs / loans	0.15%	0.23%	0.07%	0.11%
	Originated NCOs / loans[3]	0.14%	0.17%	0.04%	0.03%
	NPLs / gross loans	1.04%	0.74%	0.88%	0.72%
	Originated NPLs / loans[3]	0.85%	0.54%	0.54%	0.51%
	NPAs / Loans + OREO	1.81%	1.18%	1.11%	0.93%
	Originated NPAs / Loans + OREO	1.17%	0.61%	0.59%	0.56%
	CET1 (%)	12.1%	12.7%	12.2%	12.4%

Note: Financial data as of and for the three months ended March 31, 2020 unless otherwise indicated; [1] Gross loans includes loans before allowance for loan losses; excludes loans held for sale; [2] Core deposits defined as all deposits excluding time deposits of $250,000 or more and brokered deposits; for reconciliation with GAAP metric, see "Non-GAAP reconciliations"; [3] Originated loans represent loans initially originated by the Company and acquired loans that were refinanced using the Company's underwriting criteria; metrics derived from originated loan data are non-GAAP metrics; for a reconciliation with GAAP metrics, see "Non-GAAP reconciliations"; [4] Metric based on adjusted net income, which is a non-GAAP metric; for reconciliation with GAAP metric, see "Non-GAAP reconciliations"; net income presented on C-Corporation equivalent basis; [5] Tax-equivalent basis metric; for reconciliation with GAAP metric, see "Non-GAAP reconciliations"

HBT Financial
2

Experienced executive management team with deep community ties Fred L. Drake Chairman and CEO 37 years with Company 40 years in industry J. Lance Carter President and Chief Operating Officer 18 years with Company 26 years in industry Patrick F. Busch Chief Lending Officer, President of Heartland Bank 24 years with Company 41 years in industry Matthew J. Doherty Chief Financial Officer 10 years with Company 28 years in industry Lawrence J. Horvath Senior Regional Lender, Heartland Bank 10 years with Company 34 years in industry Larry J. Kallembach Chief Information Officer 3 years with Company 41 years in industry Mark W. Scheirer Chief Credit Officer 9 years with Company 27 years in industry Andrea E. Zurkamer Chief Risk Officer 6 years with Company 19 years in industry Diane H. Lanier Chief Retail Officer 23 years with Company 35 years in industry 3

Our history Fred Drake named President and CEO of Heartland Bank and Trust Company and led its entry into Bloomington-Normal 1992 1964 - 1982 George Drake purchases El Paso National Bank and assembles group of banks in rural communities in Central IL M.B. Drake starts bank in Central IL 1920 HBT Financial, Inc. incorporated as a multi- bank holding company owning three banks 1982 1997 All five banks owned by HBT Financial, Inc. were merged into Heartland Bank and Trust Company Wave of FDIC- assisted and strategic acquisitions, including expansion into the Chicago MSA 2010-2015 Acquisition of Lincoln S.B. Corp (State Bank of Lincoln) 20181 Company crosses $1bn in assets 2007 1999 - 2008 Entry into several new markets in Central IL through de novo branches and acquisitions 1 Although the Lincoln Acquisition is identified as an acquisition above, the transaction was accounted for as a change of reporting entity due to its common control with the Company 4 2019 Completed IPO in October

Our markets Company branches outside of Chicago MSA Company branches in Chicago MSA Lake Kane DeKalb Cook Will Kendall LaSalle Bureau Grundy Ford McLean De Witt Logan Tazewell Peoria Marshall Woodford Champaign Exposure to mid-sized and metropolitan markets Branch locations Chicago MSA 34% Mid-sized markets 66% Deposits Chicago MSA 49% Mid-sized markets 51% Loans Chicago MSA 33% Mid-sized markets 67% Branches $2.1bn $2.7bn 64 branches Note: Financial data as of March 31, 2020 5

Our core operating principles Continue disciplined growth ◼ Grow conservatively in our core mid-sized markets and in the Chicago MSA via organic channels and through M&A ◼ Pursue strategically compelling and financially attractive growth opportunities that are consistent with our culture Uphold our Midwestern values ◼ Long-time family-owned bank that demonstrates our values through hard work, perseverance, and doing the right thing ◼ Committed to all stakeholders, including our customers, employees, communities, and shareholders Prioritize safety and soundness ◼ Preserve asset quality through prudent underwriting standards ◼ Robust compliance management framework emphasizing sound governance practices ◼ Protect stable core deposit base through excellent customer service Maintain strong profitability ◼ Consistently generate strong earnings throughout various economic cycles, supported by: ◼ Leading deposit share in our core markets ◼ Underwriting attractively priced loans ◼ Robust credit risk management framework ◼ Diversified sources of fee income 6

Business strategy

Small enough to know you, big enough to serve you

Preserve strong ties to our communities

- Drake family involved in Central IL banking since 1920
- Management lives and works in our communities
- Community banking and relationship-based approach stems from adherence to our Midwestern values
- Committed to providing products and services to support the unique needs of our customer base
- Nearly all loans originated to borrowers domiciled within 60 miles of a branch

Deploy excess deposit funding into loan growth opportunities

- Highly defensible market position (Top 3 deposit market share rank in 6 of 7 largest core mid-sized markets in Central Illinois) that contributes to our strong core deposit base and funding advantage
- Continue to deploy our excess deposit funding (78% loan-to-deposit ratio) into attractive loan opportunities in larger, more diversified markets
- Efficient decision-making process provides a competitive advantage over the larger and more bureaucratic money center and super regional financial institutions that compete in our markets

Maintain a prudent approach to credit underwriting

- Robust underwriting standards will continue to be a hallmark of the Company
- Maintained sound credit quality and minimal originated problem asset levels during the Great Recession
- Diversified loan portfolio primarily within footprint
- Underwriting continues to be a strength as evidenced by only 4bps NCOs on loans originated by the Company in 2019[1]

Pursue strategic acquisitions and sustain strong profitability

- Positioned to be the acquirer of choice for many potential partners in and adjacent to our existing markets
- Successful integration of 8 community bank acquisitions in the last 13 years
- Chicago MSA, in particular, has ~100 banking institutions with less than $1bn in assets
- 1.78 ROAA%[2] and 4.38% NIM[3] in 2019, well above peer medians
- Highly profitability through the Great Recession

[1] Originated loans represent loans initially originated by the Company and acquired loans that were refinanced using the Company's underwriting criteria; metrics derived from originated loan data are non-GAAP metrics; for a reconciliation with GAAP metrics, see "Non-GAAP reconciliations"; [2] Metrics based on adjusted net income, which is a non-GAAP metric; for reconciliation with GAAP metrics, see "Non-GAAP reconciliations"; net income presented on C-Corporation equivalent basis; [3] Metrics presented on tax equivalent basis; peer metrics shown FTE where available; for reconciliation with GAAP metric, see "Non-GAAP reconciliations"

7

HBT Financial

Investment highlights 4 1 2 3 5 Track record of successfully integrating acquisitions Consistent performance through cycles Leading market position in core mid-sized markets, with growth opportunity in the Chicago MSA Stable, low-cost deposit base Prudent risk management 8

Company’s performance compares favorably to peers . . . Cost of deposits 0.29% 0.84% Yield on loans 5.51% 5.27% Net interest margin (tax equivalent basis)2 4.38% 3.80% 77.9% 92.4% Loans-to-deposits 53.1% 56.8% Efficiency ratio (tax equivalent basis)2 Source: S&P Global Market Intelligence Note: Financial data as of and for the twelve months ended December 31, 2019; Peer data as of and for the twelve months ended December 31, 2019 (as available as of May 15, 2020) 1 Represents approximately 30 high performing major exchange-traded banks headquartered in the Midwest with $1.5-10bn in assets, core return on average assets greater than 1.10% and non- performing assets-to-assets less than 2.00%; 2 Metrics presented on tax equivalent basis; peer metrics shown FTE where available; for reconciliation with GAAP metric, see “Non-GAAP reconciliations”; 3 Metrics based on adjusted net income, which is a non-GAAP metric; for reconciliation with GAAP metric, see “Non-GAAP reconciliations”; net income presented on C-Corporation equivalent basis Company High-performing peers1 1.78% 1.49% Adjusted ROAA3 18.3% 14.9% Adjusted ROATCE3 1 9 2019 Performance

1 . . . and has been sustained through cycles . . .

Drivers of profitability

1. **Strong, low-cost deposits supported by our leading market share in core mid-sized markets**
2. **Relationship-based business model that has allowed us to cultivate and underwrite attractively priced loans**
3. **A robust credit risk management framework to prudently manage credit quality**
4. **Diversified sources of fee income, including in wealth management**

Pre-tax return on average assets (%)



Company
Company Adjusted[1]
High Performing Peer Median[2]
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
2006
2007
2008
2009
2010
2011[1]
2012[1]
2013[1]
2014
2015
2016
2017
2018
2019

Consistent outperformance, even during periods of broad economic stress

Source: S&P Global Market Intelligence; For 2006 through June 30, 2012, the Company's pre-tax ROAA does not include Lincoln S.B. Corp. and its subsidiaries; [1] HBT pre-tax ROAA adjusted to exclude the following significant non-recurring items in the following years: 2011: $25.4 million bargain purchase gains; 2012: $11.4 million bargain purchase gains, $9.7 million net realized gain on securities, and $6.7 million net positive adjustments on FDIC indemnification asset and true-up liability; 2013: $9.1 million net realized loss on securities and $6.9 million net loss related to the sale of branches; [2] Represents approximately 30 high performing major exchange-traded banks headquartered in the Midwest with $1.5-10bn in assets, core return on average assets greater than 1.10% and non-performing assets-to-assets less than 2.00%

10

HBT Financial

1 . . . driving compelling tangible book value growth

Tangible book value per share over time ($ per share)[1]


TBVPS CAGR[1]: 12.0%
TBVPS CAGR[1]: 16.6%
$4.69
$5.38
$6.10
$6.91
$10.15
$12.56
$12.93
$14.72
$15.33
$16.25
$16.23
$17.27
$17.80
$(7.26)
$10.54
$11.12
$11.38
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
3Q19
IPO Diultion[2]
3Q19 IPO Adjusted[2]
2019
1Q20

Cumulative effect of dividends paid ($ per share)[3]


$0.20
$0.40
$0.60
$0.79
$1.53
$1.76
$2.03
$2.37
$3.21
$5.01
$5.88
$7.83
$0.15
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
3Q19
3Q19
2019
1Q20

[1] For reconciliation with GAAP metric, see "Non-GAAP reconciliations"; [2] In 2019, HBT Financial issued and sold 9,429,794 shares of common stock at a price of $16 per share. Total proceeds received by the Company, net of offering costs, were $138.5 million and were used to fund a $170 million special dividend to stockholders of record prior to the initial public offering. Amount reflects dilution per share attributable to newly issued shares in initial public offering (IPO) and special dividend payment. For reconciliation with GAAP metric, see "Non-GAAP reconciliations" 3 Excludes dividends paid to S Corp shareholders for estimated tax liability prior to conversion to C Corp status on October 11, 2019. Excludes $170 million special dividend funded primarily from IPO proceeds. For reconciliation with GAAP metric, see "Non-GAAP reconciliations"

11

HBT Financial

Leading market position in core mid-sized markets . . . Top 3 deposit share rank in 6 of 7 largest core mid-sized markets in Central Illinois Company Market County % of Company deposits Deposits ($mm) Branches Market share Rank Population (000) Money Center share1 McLean $508 9 16.6% 2 172 13.0% DeKalb 334 7 14.2% 4 105 – Tazewell 228 7 8.2% 2 133 – Logan 226 4 38.6% 1 29 – Woodford 209 7 28.5% 2 39 – Cook 198 2 0.1% 57 5,197 38.5% Bureau 192 4 20.7% 1 33 – De Witt 157 3 37.9% 2 16 – Other Counties 721 21 Company market share by county 26% 6% 7% 7% 8% 8% 8% 12% 18% Note: Data as of June 30, 2019 Source: S&P Global Market Intelligence; Note: Analysis excludes deposits from non-retail branches; McLean County excludes State Farm Bank given its lack of retail banking locations 1 Money Center banks include Chase, Bank of America, Wells Fargo, and Citibank Shaded counties denote Company’s top mid-sized markets by deposit share 2 12

2 . . . with growth opportunity in the Chicago MSA

Overview

- Entered market in 2011 with acquisition of Western Springs National Bank
- Chicago MSA is home to >9.5mm residents, with an annual GDP >$675bn
- Second largest MSA in the country for middle market businesses[1]
- In-market disruption from recent bank M&A in Chicago MSA has provided attractive source of local talent
- Scale and diversity of Chicago MSA provides continued growth opportunities, both in lending and deposits
- Match-funded loan growth as evidenced by 113% loan-to-deposit ratio within the Chicago MSA
- Loan growth in Chicago MSA spread across a variety of commercial asset classes, including multifamily, mixed use, industrial, retail, and office

Chicago MSA comprises a major component of our business . . .

34% of deposits

49% of loans

33% of branches

. . . and continues to grow

Loans within the Chicago MSA ($ mm)



$897
$900
$941
$1,021
$1,039
2016
2017
2018
2019
1Q20
4.6% CAGR

Note: Financial data as of March 31, 2020 unless otherwise indicated

[1] Middle market firms are defined as businesses with revenues between $10mm and $1bn

13

HBT Financial

18% 20% 12% 21% 2016 2Q19 2016 1Q19 0.17% 0.16% 0.16% 0.15% 0.17% 0.17% 0.18% 0.17% 0.17% 0.20% 0.24% 0.24% 0.29% 0.30% 0.29% 0.26% 0.23% 0.25% 0.24% 0.27% 0.27% 0.26% 0.30% 0.35% 0.36% 0.40% 0.51% 0.63% 0.70% 0.77%0.87% 0.89% 0.84% 0.74% Company cost of deposits High performing peers cost of deposits Stable, low-cost deposit base . . . Cost of deposits remains considerably below peers Source: S&P Global Market Intelligence Note: Financial data as of and for the three months ended March 31, 2020 unless otherwise indicated; Peer data as of and for the three months ended March 31, 2020 (as available as of May 15, 2020); 1 Represents approximately 30 high performing major exchange-traded banks headquartered in the Midwest with $1.5-10bn in assets, core return on average assets greater than 1.10% and non- performing assets-to-assets less than 2.00% Historical time deposit composition (%) 1 Company High performing peers1 (6%) +1% 1Q20 1Q20 3 14

3.59% 3.72% 3.83% 3.80% 3.72% 2016 2017 2018 2019 1Q20 .. . . has supported NIM trends FTE NIM1 Source: S&P Global Market Intelligence; Note: Peer group NIMs shown on FTE basis when available; (data for peers as available through May 15, 2020); 1 Tax-equivalent basis metric; for reconciliation with GAAP metric, see “Non-GAAP reconciliations”; 2 Represents approximately 30 high performing major exchange-traded banks headquartered in the Midwest with $1.5-10bn in assets, core return on average assets greater than 1.10% and non-performing assets-to-assets less than 2.00% GAAP NIM Company High performing peers2 Accretion of acquired loan discounts contribution to Company GAAP NIM 3 15 7bps 13bps 16bps 25bps 5bps 3.87% 3.83% 4.16% 4.31% 4.00% 4.04% 4.01% 4.25% 4.38% 4.06% 2016 2017 2018 2019 1Q20 ◼ The 150-basis point reduction in the target federal funds rate in March 2020 is expected to continue placing downward pressure on the net interest margin in 2020 ◼ 50% of the loan portfolio matures or reprices within the next 12 months ◼ Loan mix is 57% fixed rate and 43% variable rate; 41% of variable rate loans have floors and 70% of those loans have hit their floors

4 Track record of successfully integrating acquisitions

2007
BankPlus
Morton, IL
$231mm deposits

2010
Bank of Illinois
Normal, IL
FDIC-assisted
$176mm deposits

2011
Western Springs National Bank
Western Springs, IL
FDIC-assisted
$184mm deposits

Bank of Shorewood
Shorewood, IL
FDIC-assisted
$105mm deposits

2012
Farmer City State Bank
Farmer City, IL
$70mm deposits

Citizens First National Bank
Princeton, IL
FDIC-assisted
$808mm deposits

2015
National Bancorp, Inc. (American Midwest Bank)
Schaumburg, IL
$447mm deposits

2018
Lincoln S.B. Corp (State Bank of Lincoln)[1]
Lincoln, IL
$357mm deposits

[1] Although the Lincoln Acquisition is identified as an acquisition in the above table, the transaction was accounted for as a change of reporting entity due to its common control with Company

16

HBT Financial

5 Prudent risk management

Framework and key policies

- Risk management culture instilled by management
- Well-diversified loan portfolio across commercial, regulatory CRE, and residential
- Primarily originated across in-footprint borrowers with 93% of portfolio originated by HBT team (vs. acquired)
- Centralized credit underwriting group that evaluates all exposures over $500,000 to ensure uniform application of policies and procedures
- Conservative credit culture, strong underwriting criteria, and regular loan portfolio monitoring

Balance sheet composition as of March 31, 2020



Loans
Cash & securities
Other assets
Other liabilities
Noninterest-bearing deposits
Interest-bearing deposits
Borrowings
Equity
78% L/D ratio

Historical net charge-offs (%)



NCOs / Loans
Originated NCOs / Originated Loans[1]
0.23%
0.15%
0.23%
0.07%
0.11%
0.08%
0.14%
0.17%
0.04%
0.03%
2016
2017
2018
2019
1Q20

Originated and acquired loans[1] ($mm)



Originated
Acquired
417
291
220
165
151
1,689
1,825
1,924
1,998
1,982
2016
2017
2018
2019
1Q20
5.0% Originated Loan CAGR

[1] Originated loans represent loans initially originated by the Company and acquired loans that were refinanced using the Company's underwriting criteria; Acquired loans represent loans originated under the underwriting criteria used by a bank that was acquired by Heartland Bank or Lincoln Bank

17

HBT Financial

Loan Portfolio Overview: Commercial Real Estate 18 ◼ $950 million portfolio as of March 31, 2020 ➢ $541 million in non-owner occupied CRE primarily supported by rental cash flow of the underlying properties ➢ $232 million in construction and land development loans primarily to developers to sell upon completion or for long- term investment ➢ $177 million in multi-family loans secured by 5+ unit apartment buildings ◼ Vast majority of loans originated to experienced real estate developers within our markets ◼ Guarantees required on majority of originated loans ◼ Loan modifications related to COVID-19 offered in the form of 3 months interest only payments or one month payment deferrals ➢ As of May 15, 2020, made 146 loan modifications for $169 million which represents 18% of the March 31, 2020 CRE portfolio Multi-Family 26% Retail 14% Office 13% Warehouse/ Manufacturing 12% Senior Living Facilities 9% 1-4 Family Construction 8% Land and lots 6% Medical 3% Other* 4% Hotels 3% Auto Repair & Dealers 2% * Includes restaurant/bar exposure of $10.8 million or 1.1% of CRE loans Commercial Real Estate Loan Mix

Loan Portfolio Overview: Commercial 19 ◼ $299 million C&I loans outstanding as of March 31, 2020 ➢ For working capital, asset acquisition, and other business purposes ➢ Underwritten primarily based on borrower’s cash flow and majority further supported by collateral and personal guarantees; loans based primarily in-market ◼ $230 million owner-occupied CRE outstanding as of March 31, 2020 ➢ Primarily underwritten based on cash flow of business occupying properties and supported by personal guarantees; loans based primarily in-market ◼ No material change in draws on lines of credit following the classification of COVID-19 as a pandemic ◼ Loan modifications related to COVID-19 offered in the form of 3 months interest only payments or one month payment deferrals ➢ As of May 15, 2020, made 168 loan modifications for $79 million which represents 15% of the March 31, 2020 Commercial portfolio Auto Repair & Dealers 16% Health Care and Social Assistance 15% Wholesale Trade 13% Other 11% Real Estate and Rental and Leasing 10% Construction 8% Retail Trade- Other 7% Entertainment and Recreation 5% Professional Services 4% Manufacturing 4% Restaurants 4% Finance 3% Commercial Loan Mix

Loan Portfolio Overview: Agriculture and Farmland 20 ◼ $229 million portfolio as of March 31, 2020 ➢ 43% production, of which most is corn and soybeans ➢ 57% real estate loans secured by farmland ◼ Federal crop insurance programs mitigate production risks ◼ No customer accounts for more than 4% of ag portfolio ◼ Nearly 80% of agricultural borrowers have been with the Company for at least 10 years, and over half for more than 20 years ◼ Loan modifications related to COVID-19 offered in the form of 3 months interest only payments or one month payment deferrals ➢ As of May 15, 2020, made 6 loan modifications for $4 million which represents 2% of the March 31, 2020 Agriculture and Farmland portfolio Agriculture and Farmland Loan Mix Farmland 57% Crops 35% Equipment finance 5% Livestock 3%

Loan Portfolio Overview: 1-4 Family Residential Mortgage 21 ◼ $314 million in-house portfolio as of March 31, 2020 ◼ Loan modifications related to COVID-19 offered in the form of 3 months interest only payments, 2 months of payment deferrals, or short-term forbearance ➢ As of May 15, 2020, made 136 loan modifications for $16 million which represents 5% of the March 31, 2020 in-house residential portfolio 1st Motgages Non-owner Occupied 48% HELOCs and 2nd Mortgages 27% 1st Mortgages Owner Occupied 25% 1-4 Family Residential Loan Mix ◼ $1.13 billion sold to the secondary market with servicing retained as of March 31, 2020 ◼ Loan modifications related to COVID-19 offered in the form of forbearance ➢ As of May 15, 2020, made 159 loan modifications for $20 million which represents 2% of the March 31, 2020 secondary market residential portfolio ◼ Q2 2020 residential mortgage origination volume is expected to increase due to strong refinance activity In-house 1-4 Family Residential Mortgage Portfolio Secondary Market 1-4 Family Residential Mortgage Portfolio Residential Mortgage Loan Origination Volume ($mm) $0 $10 $20 $30 $40 $50 $60 1Q19 2Q19 3Q19 4Q19 1Q20

Loan Portfolio Overview: Asset Quality and Reserves

Asset quality impact from COVID-19 is modest so far

- At March 31, 2020, non-performing assets were $19.8 million, or 0.62% of total assets compared to $24.1 million, or 0.74% of total assets at December 31, 2019
- As of May 15, 2020, made 476 loan modifications related to COVID-19 for $268 million which represents 13% of total loans as of March 31, 2020
- Net charge offs were $0.6 million, or 0.11% on an annualized basis for the three months ended March 31, 2020 compared to $0.6 million, or 0.11% on an annualized basis for the three months ended December 31, 2019

Augmenting allowance for loan losses

- Allowance for loan losses totaled $26.1 million, or 1.22% of loans before allowance, at March 31, 2020 compared to $22.3 million, or 1.03% at December 31, 2019
- Allocation for the quarter ended March 31, 2020 included $3.3 million of reserve build related to changes in certain qualitative factors for loan portfolios that we believe could be impacted by COVID-19
- In addition to our allowance for loan losses, we had $3.0 million in credit-related discounts on acquired loans at March 31, 2020 compared to $3.2 million at December 31, 2019

Non-performing assets/ Total assets % and Net charge-off %


NPAs/ Total Assets %
NCO %
1.16
0.23
1.17
0.15
0.78
0.23
0.74
0.07
0.62
0.11
2016
2017
2018
2019
1Q20

Allowance for loan losses to total loans (%)


0.94
0.93
0.96
1.03
1.22
2016
2017
2018
2019
1Q20

22

HBT Financial

Capital and Liquidity Overview 23 CET 1 Risk-based Capital Ratio (%) Leverage Ratio (%) Tangible Common Equity to Tangible Assets (%)1 Liquidity Sources 12.21 12.09 12.71 12.15 12.44 2016 2017 2018 2019 1Q20 9.93 9.94 10.80 10.38 10.70 2016 2017 2018 2019 1Q20 8.94 8.94 9.67 9.49 9.81 2016 2017 2018 2019 1Q20 Liquidity Source As of 3/31/20 ($ thousands) Balance of Cash and Cash Equivalents $265,436 Market Value of Unpledged Securities 410,178 Available FHLB Advance Capacity 335,687 Available Fed Fund Lines of Credit 90,000 Total Estimated Liquidity $1,101,301 1 For reconciliation with GAAP metric, see “Non-GAAP reconciliations”

Impact of COVID-19 in Illinois 24 Source: U.S. CDC, and the Illinois Department of Public Health (IDPH); COVID-19 case data through May 19, 2020 Confirmed COVID-19 Cases in Illinois by County ◼ Illinois has the 3rd highest number of confirmed COVID-19 cases in the U.S. ◼ Some 66% of the state’s confirmed COVID-19 cases are in Cook County ◼ The impact of COVID-19 is more moderate in markets outside Cook County and adjacent counties ◼ Stay-at-home order is set to expire on May 31st ◼ All four health regions (Northeast, North Central, Central and Southern) are trending in the right direction allowing the state to move closer to phase three of its reopening ◼ Under phase three, non-essential manufacturing, offices, retail, barbershops and salons will be able to reopen with capacity and other safety precautions and gatherings of 10 or fewer people are allowed ◼ Under phase four, P-12 schools, higher education, all summer programs, and child care open with IDPH approved safety guidance and gatherings of 50 people or fewer are allowed ◼ Under phase five, all sectors of the economy reopen with businesses, schools, and recreation resuming normal operations with new safety guidance and procedures and conventions, festivals and large events can take place

COVID-19: Customer, Community, and Employee Support Efforts 25 Initial Response ◼ Business Continuity Plan (BCP) activated ◼ Executive leaders began meeting daily to discuss COVID-19 considerations ◼ Enhanced disinfecting and cleaning protocols implemented at all facilities Customer and Community Initiatives ◼ Keeping customers updated via our COVID-19 Response web page and email communications ◼ Offering loan payment deferrals to customers experiencing financial hardship due to COVID-19 ◼ Participating in the SBA’s Paycheck Protection Program (PPP) ◼ Waiving or refunding overdraft and ATM fees, as well as time deposit early withdrawal penalties, to customers experiencing financial hardship due to COVID-19 ◼ Maintaining regular business hours at branches and the call center to serve customers ◼ Limiting branch lobby service to appointment only; only four out of 64 branch locations closed temporarily ◼ Providing faster turnaround for increased online deposit account opening demand ◼ Providing access to 20+ digital courses for students in grades K-12 on critical topics including financial education, mental wellness, compassion, digital wellness, and more Employee Programs ◼ Executive leaders and HR department communicating frequently with employees around COVID-19 risks, including the addition of an employee reference page on Company intranet ◼ Enabling work from home for many employees and adjusting branch services to ensure a safe environment ◼ Social distancing employees who need to report to the office, postponing nonessential travel and group training events, and mandating meetings be held by conference call ◼ Providing up to 120 hours emergency paid time off for employees impacted by the virus to limit financial hardships related to time off and pay ◼ Providing employees and their families access to a free confidential counseling service

Near-Term Outlook 26 ◼ Active participant in the Paycheck Protection Program (PPP); through May 15, 2020: ➢ Approved and funded $179 million of PPP loans to 2,048 businesses representing approximately 23,000 employees ➢ Average loan size of $87,000 and median loan size of $28,000 ➢ Fees of $7.3 million expected on loans funded ◼ Loan pipelines are lower year-over-year and near-term loan growth (excluding the impact of PPP loans) is expected to moderate due to the economic impact of COVID-19 ◼ NIM pressure (excluding the impact of PPP loans) is expected to persist in Q2 2020 as the full impact of the move lower in interest rates takes hold ◼ Economic slowdown caused by COVID-19 is expected to result in continued reserve build in the ALLL ◼ Service charges on deposit accounts and card income are both expected to decrease in Q2 2020 due to COVID-19 ◼ Wealth management fees are expected to decline modestly from the equity market’s recent drop ◼ Mortgage banking profits are expected to increase in Q2 2020 due to greater refinancing activity and higher spreads ◼ Noninterest expenses are expected to remain well-controlled ◼ Conservative underwriting philosophy helps to mitigate near-term asset quality pressure ◼ As an emerging growth company relying on the extended transition period for new or revised accounting standards, the Current Expected Credit Loss (CECL) standard will be effective for the company in 2023 ◼ We believe our strong capital levels and continued earnings should allow the company to continue supporting clients and its current cash dividend

Appendix 27

Non-GAAP reconciliations

Adjusted net income and adjusted ROAA

($000)	2017	2018	2019	1Q20
Net income	$56,103	$63,799	$66,865	$6,221
C-Corp equivalent adjustment [2]	(18,809)	(15,502)	(13,493)	--
C-Corp equivalent net income [2]	$37,294	$48,297	$53,372	$6,221
Adjustments:				
Net earnings (losses) from closed or sold operations, including gains on sale [1]	1,712	(822)	524	--
Charges related to termination of certain employee benefit plans	--	--	(3,796)	(848)
Impairment losses related to closure of branches	(1,936)	--	--	--
Nonrecurring charge related to an employee benefits policy change	(1,336)	--	--	--
Expenses related to FDIC indemnification assets and liabilities	(999)	--	--	--
Realized gain (loss) on sales of securities	(1,275)	(2,541)	--	--
Mortgage servicing right fair value adjustment	(315)	629	(2,400)	(2,171)
Total non-core adjustments before tax effect	(4,149)	(2,734)	(5,672)	(3,019)
Tax effect of non-core adjustments	1,685	779	1,617	861
Less non-core adjustments after C-Corp equivalent tax effect	(2,464)	(1,955)	(4,055)	(2,158)
Adjusted net income	**$39,758**	**$50,252**	**$57,427**	**$8,379**
Average assets	$3,320,239	$3,247,598	$3,233,386	$3,188,743
Return on average assets	1.69%	1.96%	2.07%	0.78%*
C Corp equivalent return on average assets	1.12%	1.49%	1.65%	N/A
Adjusted return on average assets	**1.20%**	**1.55%**	**1.78%**	**1.05%***

* Annualized measure; [1] Closed or sold operations include HB Credit Company, HBT Insurance, and First Community Title Services, Inc.; [2] Reflects adjustment to our historical net income for each period to give effect to the C Corp equivalent provision for income tax for such year. No such adjustment is necessary for periods subsequent to 2019.

28

HBT Financial

Non-GAAP reconciliations (cont’d) Average tangible common equity and adjusted ROATCE ($000) 2017 2018 2019 1Q20 Total stockholders’ equity $338,317 $330,214 $341,544 $341,519 Less: goodwill (23,620) (23,620) (23,620) (23,620) Less: core deposit intangible assets (7,943) (6,256) (4,748) (3,898) Average tangible common equity $306,754 $300,338 $313,176 $314,001 Net income $56,103 $63,799 $66,865 $6,221 C Corp equivalent net income 1 37,294 48,297 53,372 N/A Adjusted net income 39,758 50,252 57,427 8,379 Return on average stockholders’ equity 16.58% 19.32% 19.58% 7.29%* C Corp equivalent return on average stockholders’ equity 1 11.02% 14.63% 15.63% N/A Adjusted return on average stockholders’ equity 11.75% 15.22% 16.81% 9.81%* Return on average tangible common equity 18.29% 21.24% 21.35% 7.92%* C Corp equivalent return on average tangible common equity 1 12.16% 16.08% 17.04% N/A Adjusted return on average tangible common equity 12.96% 16.73% 18.34% 10.67%* 29 * Annualized measure; 1 Reflects adjustment to our historical net income for each period to give effect to the C Corp equivalent provision for income tax for such year. No such adjustment is necessary for periods subsequent to 2019.

Non-GAAP reconciliations (cont’d) ($000) 2016 2017 2018 2019 1Q20 Net interest income $121,101 $120,998 $129,442 $133,800 $30,662 Tax equivalent adjustment 5,468 5,527 2,661 2,309 463 Net interest income (tax-equivalent basis) $126,569 $126,525 $132,103 $136,109 $31,125 Average interest-earnings assets $3,131,763 $3,157,195 $3,109,289 $3,105,863 $3,063,086 (%) 2016 2017 2018 2019 1Q20 Net interest margin 3.87% 3.83% 4.16% 4.31% 4.00%* Tax equivalent adjustment 0.17% 0.18% 0.09% 0.07% 0.06%* Net interest margin (tax-equivalent basis) 4.04% 4.01% 4.25% 4.38% 4.06%* Net interest income (tax-equivalent basis) Net interest margin (tax-equivalent basis) 30 * Annualized measure.

Non-GAAP reconciliations (cont’d) Efficiency ratio (tax-equivalent basis) ($000) 2017 2018 2019 1Q20 Total noninterest expense $94,057 $90,317 $91,026 $23,307 Less: amortization of intangible assets (1,916) (1,559) (1,423) (317) Adjusted noninterest expense $92,141 $88,758 $89,603 $22,990 Net interest income $120,998 $129,442 $133,800 $30,662 Total noninterest income 33,171 31,240 32,751 5,252 Operating revenue 154,169 160,862 166,551 35,914 Tax-equivalent adjustment 5,527 2,661 2,309 463 Operating revenue (tax-equivalent basis) $159,696 $163,343 $168,860 $36,377 Efficiency ratio 59.77% 55.24% 53.80% 64.01% Efficiency ratio (tax-equivalent basis) 57.70% 54.34% 53.06% 63.20% 31

Non-GAAP reconciliations (cont’d) ($000) 2016 2017 2018 2019 1Q20 Net charge-offs $4,974 $3,082 $4,953 $1,614 567 Net charge-offs (originated) 1 1,245 2,500 3,137 732 172 Net charge-offs (acquired) 1 3,729 582 1,816 882 395 Average loans, before allowance for loan losses $2,132,405 $2,091,863 $2,131,512 $2,178,897 $2,141,031 Average loans, before allowance for loan losses (originated) 1 1,611,846 1,748,418 1,873,623 1,981,658 1,984,066 Average loans, before allowance for loan losses (acquired) 1 520,559 343,445 257,889 197,239 156,965 Net charge-offs percentage 0.23% 0.15% 0.23% 0.07% 0.11%* Net charge-offs percentage (originated) 1 0.08% 0.14% 0.17% 0.04% 0.03%* Net charge-offs percentage (acquired) 1 0.72% 0.17% 0.70% 0.45% 1.01%* Originated and acquired NCOs / loans 32 * Annualized measure; 1 Originated loans represent loans initially originated by the Company and acquired loans that were refinanced using the Company’s underwriting criteria. Acquired loans represent loans originated under the underwriting criteria used by a bank that was acquired by Heartland Bank and Trust Company or State Bank of Lincoln.

Non-GAAP reconciliations (cont'd)

Credit quality ratios

($000)	2017	2018	2019	1Q20
Non-performing loans [2]	$22,102	$15,913	$19,049	$15,372
Foreclosed assets	16,545	9,559	5,099	4,469
Non-performing assets [2]	**$38,647**	**$25,472**	**$24,148**	**$19,841**
Loans, before allowance for loan losses	$2,115,946	$2,144,257	$2,163,826	$2,132,952
Nonperforming loans to loans, before allowance for loan losses	1.04%	0.74%	0.88%	0.72%
Nonperforming assets to loans, before allowance for loan losses and foreclosed assets	1.81%	1.18%	1.11%	0.93%

Credit quality ratios (originated) [1]

($000)	2017	2018	2019	1Q20
Non-performing loans	$15.533	$10,366	$10,841	$10,041
Foreclosed assets	5,950	1,395	1,022	965
Non-performing assets	**$21,483**	**$11,761**	**$11,863**	**$11,006**
Loans, before allowance for loan losses	$1,825,129	$1,923,859	$1,998,496	$1,982,067
Nonperforming loans to loans, before allowance for loan losses	0.85%	0.54%	0.54%	0.51%
Nonperforming assets to loans, before allowance for loan losses and foreclosed assets	1.17%	0.61%	0.59%	0.56%

Credit quality ratios (acquired) [1]

($000)	2017	2018	2019	1Q20
Non-performing loans [2]	$6,569	$5,547	$8,208	$5,331
Foreclosed assets	10,595	8,164	4,077	3,504
Non-performing assets [2]	**$17,164**	**$13,711**	**$12,285**	**$8,835**
Loans, before allowance for loan losses	$290,817	$220,398	$165,330	$150,885
Nonperforming loans to loans, before allowance for loan losses	2.26%	2.52%	4.96%	3.53%
Nonperforming assets to loans, before allowance for loan losses and foreclosed assets	5.69%	6.00%	7.25%	5.72%

[1] Originated loans represent loans initially originated by the Company and acquired loans that were refinanced using the Company's underwriting criteria. Acquired loans represent loans originated under the underwriting criteria used by a bank that was acquired by Heartland Bank and Trust Company or State Bank of Lincoln; [2] Excludes loans acquired with deteriorated credit quality that are past due 90 or more days, still accruing totaling $0.3 million as of December 31, 2017, $2.7 million as of December 31, 2018, $0.1 million as of December 31, 2019, and $0.3 million as of March 31, 2020

HBT Financial

33

Non-GAAP reconciliations (cont’d) Tangible book value per share and cumulative effect of dividends (2007 to 3Q19) ($mm) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 Tangible book value per share Total equity $109 $120 $130 $143 $197 $262 $257 $287 $311 $326 $324 $340 $349 Less goodwill (23) (23) (23) (23) (23) (23) (12) (12) (24) (24) (24) (24) (24) Less core deposit intangible (9) (9) (7) (7) (7) (15) (11) (9) (11) (9) (7) (5) (4) Tangible common equity $77 $88 $99 $113 $167 $224 $233 $265 $276 $294 $293 $311 $321 Shares outstanding (mm) 16.47 16.28 16.30 16.33 16.45 17.84 18.03 18.03 18.02 18.07 18.07 18.03 18.03 Book value per share $6.65 $7.36 $7.95 $8.73 $12.00 $14.68 $14.23 $15.92 $17.26 $18.05 $17.92 $18.88 $19.36 Tangible book value per share $4.69 $5.38 $6.10 $6.91 $10.15 $12.56 $12.93 $14.72 $15.33 $16.25 $16.23 $17.27 $17.80 TBVPS CAGR (%) 12.0% Cumulative effect of dividends per share Cumulative regular dividends $-- $3 $7 $10 $13 $17 $22 $26 $33 $38 $46 $54 $62 Cumulative special dividends -- -- -- -- -- 10 10 10 10 20 45 52 79 Cumulative effect of dividends $-- $3 $7 $10 $13 $27 $32 $36 $43 $58 $91 $106 $141 Shares outstanding (mm) 16.47 16.28 16.30 16.33 16.45 17.84 18.03 18.03 18.02 18.07 18.07 18.03 18.03 Cumulative effect of dividends per share $-- $0.20 $0.40 $0.60 $0.79 $1.53 $1.77 $2.02 $2.36 $3.21 $5.01 $5.88 $7.83 34

Non-GAAP reconciliations (cont’d) IPO adjusted tangible book value per share ($mm) IPO Adjusted 3Q19 2019 1Q20 Tangible book value per share Total equity $333 340 Less goodwill (24) (24) Less core deposit intangible (4) (4) Tangible common equity $305 $312 Shares outstanding (mm) 27.46 27.46 Book value per share $12.12 $12.38 Tangible book value per share $10.54 $11.12 $11.38 TBVPS CAGR (%) 16.6% 35 Tangible book value per share (IPO adjusted 3Q19 to 1Q20) ($000) 3Q19 Tangible common equity Total equity $348,936 Less goodwill (23,620) Less core deposit intangible (4,366) Tangible common equity 320,950 Net proceeds from initial public offering 138,493 Use of proceeds from initial public offering (special dividend) (169,999) IPO adjusted tangible common equity $289,444 Shares outstanding 18,027,512 New shares issued during initial public offering 9,429,794 Shares outstanding, following the initial public offering 27,457,306 Tangible book value per share $17.80 Dilution per share attributable to new investors and special dividend payment (7.26) IPO adjusted tangible book value per share $10.54

Non-GAAP reconciliations (cont’d) ($000) 2016 2017 2018 2019 1Q20 Tangible common equity Total equity $326,246 $323,916 $340,396 $332,918 $339,813 Less goodwill (23,620) (23,620) (23,620) (23,620) (23,620) Less core deposit intangible (8,928) (7,012) (5,453) (4,030) (3,713) Tangible common equity $293,698 $293,284 $311,323 $305,268 $312,480 Tangible assets Total assets $3,317,124 $3,312,875 $3,249,569 $3,245,103 $3,213,109 Less goodwill (23,620) (23,620) (23,620) (23,620) (23,620) Less core deposit intangible (8,928) (7,012) (5,453) (4,030) (3,713) Tangible assets $3,284,576 $3,282,243 $3,220,496 $3,217,453 $3,185,776 Total stockholders’ equity to total assets 9.84% 9.78% 10.48% 10.26% 10.58% Tangible common equity to tangible assets 8.94% 8.94% 9.67% 9.49% 9.81% Tangible common equity to tangible assets 36 * Annualized measure.

Non-GAAP reconciliations (cont’d) ($000) 2017 2018 2019 1Q20 Total deposits $2,855,685 $2,795,970 $2,776,855 $2,730,303 Less time deposits of $250,000 or more (42,830) (36,875) (44,754) (28,060) Less brokered deposits -- -- -- -- Core deposits $2,812,855 $2,759,095 $2,732,101 $2,702,243 Core deposits to total deposits 98.50% 98.68% 98.39% 98.97% Core deposits 37 * Annualized measure.

HBT Financial, Inc.